UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ORION HEALTHCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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May 17, 2005
To Our Stockholders:
      On behalf of the board of directors and management of Orion HealthCorp, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders to be held on Tuesday, May 31, 2005, at 1:00 p.m. Eastern Time, at Suite 1600, Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326.
      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also included in this mailing is a copy of our 2004 Annual Report to Stockholders. During the Annual Meeting, Keith G. LeBlanc, our President, or I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of UHY Mann Frankfort Stein & Lipp CPAs, L.L.P., the Company’s independent auditors, will be present to respond to any questions stockholders may have.
      The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The board of directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the board of directors unanimously recommends a vote “FOR” each director nominee, “FOR” ratification of a March 2003 private placement of units consisting of common shares of the Company and warrants to purchase common shares, “FOR” ratification of a February 2004 issuance of common shares of the Company to consultants as compensation, “FOR” ratification of the appointment of UHY Mann Frankfort Stein & Lipp CPAs, L.L.P. as the Company’s independent public accountants and for each other matter to be considered.
      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT TO OUR COMPANY.

Sincerely,

Terrence L. Bauer
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 31, 2005
GENERAL
BACKGROUND
ABOUT THE MEETING
FORWARD LOOKING STATEMENTS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL I -- Election of Directors
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL II -- Ratification of March 2003 Private Placement
PROPOSAL III -- Ratification of Issuance of Shares as Compensation
PROPOSAL IV -- Appointment of Our Independent Public Auditors
MISCELLANEOUS
STOCKHOLDER PROPOSALS
FORM 10-KSB
INCORPORATION BY REFERENCE
ANNEX A FORM OF SUBSCRIPTION AGREEMENT
ANNEX B FORM OF WARRANT AGREEMENT
ANNEX C FORM OF REGISTRATION RIGHTS AGREEMENT

ORION HEALTHCORP, INC.
1805 OLD ALABAMA ROAD, SUITE 350
ROSWELL, GEORGIA 30076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 31, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Orion HealthCorp, Inc. (the “Company”) will be held on Tuesday, May 31, 2005, at 1:00 p.m. Eastern Time, at Suite 1600, Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, or at any adjournments or postponements thereof. The Proxy Statement and a proxy card for the Annual Meeting are enclosed.
      The Annual Meeting is for the purpose of considering and acting upon the following matters:

1. Election of seven directors of the Company to serve until the 2006 annual meeting of stockholders or until their successors are elected and qualified;

2. Ratification and approval of a March 2003 private placement of units consisting of common shares of the Company and warrants to purchase common shares;

3. Ratification and approval of a February 2004 issuance of common shares of the Company to consultants as compensation for services rendered;

4. Ratification of the appointment of UHY Mann Frankfort Stein & Lipp CPAs, L.L.P. as the Company’s independent public accountants; and

5. Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may properly come before the Annual Meeting. As of the date of mailing, the board of directors is not aware of any other matters that may come before the Annual Meeting. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 23, 2005, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.
      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY YOU GIVE MAY BE REVOKED BEFORE THE VOTE AT THE ANNUAL MEETING BY DELIVERING TO THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen H. Murdock
Secretary
Roswell, Georgia
May 17, 2005
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
ORION HEALTHCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2005
GENERAL
      Our board of directors is soliciting your proxy in connection with our 2005 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Tuesday, May 31, 2005, at 1:00 p.m. Eastern Time, at Suite 1600, Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are entitled and encouraged to attend the Annual Meeting in person. This Proxy Statement and the accompanying Notice of Annual Meeting are being first mailed to stockholders on or about May 17, 2005.
BACKGROUND
      On December 15, 2004, Orion HealthCorp, Inc. (then operating under the name SurgiCare, Inc.) (the “Company”) underwent a restructuring (the “Restructuring”) whereby the Company: (i) acquired three healthcare service companies, Integrated Physician Solutions, Inc. (“IPS”), Medical Billing Services, Inc. (“MBS”) and Dennis Cain Physician Solutions, Ltd. (“DCPS”); (ii) issued new equity securities for cash and contribution of outstanding debt; (iii) restructured its debt facilities; (iv) completed a one-for-ten reverse stock split (the “Reverse Stock Split”); (v) created three new classes of common stock (Class A, Class B and Class C); and (vi) changed its name to Orion HealthCorp, Inc. As a result of the Restructuring, IPS and MBS became wholly owned subsidiaries of the Company and DCPS became a wholly owned subsidiary of MBS.
      Prior to the Restructuring, the Company’s common stock was traded on the American Stock Exchange (“AMEX”). As part of the Restructuring, (i) the Company’s common stock was reclassified as Class A common stock, resulting in the Class A common stock being traded on AMEX, (ii) the Company issued additional shares of Class A common stock to the former stockholders and certain creditors of IPS, (iii) the Company issued shares of its newly created Class B common stock to certain investors, including Brantley Partners IV, L.P. (“Brantley IV”) and Brantley Capital Corporation (“Brantley Capital”), and (iv) the Company issued shares of its newly created Class C common stock to the former equity owners of MBS and DCPS. Also, as a result of the Restructuring, Brantley IV and its affiliates, Brantley Venture Partners III, L.P. (“Brantley III”) and Brantley Capital, own a majority of the equity securities of the Company, making the Company a “controlled company” under the listing rules of AMEX.
ABOUT THE MEETING
Why am I receiving this Proxy Statement and proxy card?
      You are receiving a Proxy Statement and proxy card because you own shares of Class A common stock of the Company, shares of Class B common stock of the Company, and/or shares of Class C common stock of the Company (collectively, “Common Stock”). This Proxy Statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on the proposals so that you can make an informed decision.
      When you sign the proxy card, you appoint Terrence L. Bauer, Keith G. LeBlanc and Stephen H. Murdock, and each of them, as your proxies to vote your shares of Common Stock at the Annual Meeting and at all adjournments or postponements of the Annual Meeting. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given. Other than the proposals described in this Proxy Statement, we do not know of any other matters that will be considered at the Annual Meeting. Execution of a proxy card, however, confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy on other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof.
What am I voting on?
      You are being asked to vote on the following proposals:

Proposal I:	To elect seven directors to serve until the 2006 annual meeting of stockholders or until their successors are elected and qualified;
Proposal II:	To ratify a March 2003 private placement of units consisting of common shares of the Company and warrants to purchase common shares;
Proposal III:	To ratify a February 2004 issuance of common shares of the Company to consultants as compensation for services rendered; and
Proposal IV:	To ratify the appointment of UHY Mann Frankfort Stein & Lipp CPAs, L.L.P. (“UMFSL”) as the Company’s independent public accountants;
Who is entitled to vote?
      Our board of directors has fixed the close of business on April 23, 2005, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 21,724,957 shares of Common Stock outstanding that were held by approximately 252 stockholders of record, including 8,731,548 shares of our Class A common stock issued and outstanding that were held by approximately 235 stockholders of record, 11,417,649 shares of our Class B common stock issued and outstanding that were held by approximately 10 stockholders of record, and 1,575,760 shares of our Class C common stock issued and outstanding that were held by approximately 7 stockholders of record. Stockholders of record as of the close of business on the record date are entitled to one vote for each share of Common Stock (regardless of class) of the Company then held.
How many shares must be represented to have a quorum?
      The holders of a majority of the total shares of our Common Stock outstanding on the record date, whether present at the Annual Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each stockholder who signs and returns the enclosed form of proxy card will be counted for the purposes of determining the presence of a quorum at the Annual Meeting, whether or not the stockholder abstains on all matters or any matter to be acted on at the meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.
How many votes are required to approve the proposals?
      As to the election of directors (Proposal I) the proxy being provided by the board of directors enables a stockholder to vote FOR any or all of the director nominees or WITHHOLD your vote as to any or all of the nominees. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. As a result, the seven nominees receiving the highest number of votes cast at the Annual Meeting will be elected, regardless of whether that number represents a majority of the votes cast or a majority of the total votes entitled to be cast. Thus, a WITHHELD vote will have no impact on the election of directors. Stockholders may not cumulate votes in the election of directors (Proposal I).
      The affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is needed to approve the ratification of a March 2003 private placement of units consisting of common shares of the Company and warrants to purchase common shares (Proposal II), the ratification of a February 2004 issuance of common shares of the Company to consultants (Proposal III), and the ratification of the appointment of UMFSL as the Company’s independent public accountants (Proposal IV). With respect to Proposals II, III and IV, you have the opportunity to vote FOR, AGAINST or ABSTAIN.
      Abstentions and broker non-votes are not counted in the tally of votes FOR or AGAINST a proposal. As a result, abstentions and broker non-votes will have the following effects on the outcome of each of the proposals to be considered at the Annual Meeting:

•	With respect to Proposal I, abstentions and broker non-votes will have no impact on the outcome of the vote; and

•	With respect to Proposals II, III and IV, abstentions will have the same effect as a vote AGAINST the proposals.
What if I return my proxy card but do not provide voting instructions?
      If you sign and return your proxy card, but do not include instructions, your proxy will be voted FOR the election of each nominee for director identified in Proposal I and FOR Proposals II, III and IV. Additionally, your proxy will be voted in the discretion of the proxies with respect to any other business that properly comes before the meeting.
      Stockholders may vote part of their shares in favor of the proposals and refrain from voting the remaining shares or, except in the election of directors (Proposal I), may vote them against the proposal. If you execute a proxy card and do not specify the number of shares that you are voting affirmatively, the proxy will be voted with respect to all shares that you are entitled to vote.
What does it mean if I receive more than one proxy card?
      It means that you have multiple accounts at the transfer agent and/or with brokers or that you own shares of more than one class of Common Stock. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.
What if I change my mind after I return my proxy?
      You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	Sending written notice to our corporate secretary at 1805 Old Alabama Road, Suite 350, Roswell, Georgia 30076;

•	Signing and returning another proxy with a later date; or

•	Voting in person at the meeting.
      Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.
Will my shares be voted if I do not sign and return my proxy card?
      If your shares are held in street name (i.e., in the name of your brokerage firm), your brokerage firm may vote your shares under certain circumstances. These circumstances include certain “routine” matters, such as the election of directors (Proposal I) and the ratification of the appointment of UMFSL as the

Company’s independent public accountants (Proposal IV). Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers’ shares on routine matters without having received voting instructions, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. Proposals II and III are not considered routine matters; therefore, a brokerage firm will not vote your shares on such proposals unless you provide them with specific voting instructions.
What happens if the Annual Meeting is postponed or adjourned?
      If the Annual Meeting is postponed or adjourned for any reason, including permitting the further solicitation of proxies, at any subsequent reconvening of the meeting all proxies will be voted in the same manner as they would have been voted at the original Annual Meeting. However, as described above, you may revoke your proxy and change your vote at any time before the polls are closed at the reconvened meeting.
How do I vote?
      You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and self-addressed envelope.
      You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in “street name” (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.
FORWARD LOOKING STATEMENTS
      The information in this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include statements preceded by, followed by or that include the words “may”, “will”, “would”, “could”, “should”, “estimates”, “predicts”, “potential”, “continue”, “strategy”, “believes”, “anticipates”, “plans”, “expects”, “intends” and similar expressions. Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements.
      The forward-looking statements in this Proxy Statement are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of the Company. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Any number of factors could affect future operations and results, including, without limitation, changes in federal or state healthcare laws and regulations and third party payer requirements, changes in costs of supplies, labor and employee benefits, increases in interest rates on the Company’s indebtedness as well as general market conditions, competition and pricing. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
      The board of directors has set April 23, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Stockholders of record as of the close of business on the record date are entitled to one vote for each share of Common Stock (regardless of class) of the Company then held. As of the record date, the Company had 21,724,957 shares of Common Stock issued and outstanding, including 8,731,548 shares of Class A common stock of the Company, 11,417,649 shares of Class B common stock of the Company, and 1,575,760 shares of Class C common stock of the Company. The Amended and Restated Certificate of Incorporation of the Company (the “Charter”)

provides that all holders of all classes of Common Stock shall vote together as a single class with respect to Proposal I, Proposal II, Proposal III and Proposal IV.
      The following table sets forth certain information with respect to Common Stock beneficially owned as of March 31, 2005, by (i) each person known to us to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each of the members or nominees of the board of directors, (iii) each of the executive officers named in the summary compensation table below, and (iv) all directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed beneficially owned by a person if the person has the right to acquire shares (for example, upon the exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. The information in the table is based on information provided to the Company by the person or group, including filings made by such person with the Securities and Exchange Commission (the “SEC”). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

	Class A Common Stock			Class B Common Stock			Class C Common Stock
	Beneficially Owned			Beneficially Owned			Beneficially Owned

	Number of		Percentage	Number of		Percentage	Number of	Percentage
	Class A		of	Class B		of	Class C	of
Name of Beneficial Owner	Shares(1)		Class(1)	Shares(2)		Class(2)	Shares(3)	Class(3)

Robert P. Pinkas(4)	25,471,983	(5)	84.57%	9,586,979	(6)	83.49%	—	—
Pinkas Family Partners, L.P.(4)	19,974,487	(7)	76.09%	7,863,996	(8)	68.49%	—	—
Brantley Venture Partners III, L.P.(4)	2,321,649		27.01%	—		—	—	—
Brantley Venture Management III, L.P.(4)	2,321,649	(9)	27.01%	—		—	—	—
Brantley Capital Corporation(4)	5,497,496	(10)	44.10%	1,722,983		15.01%	—	—
Brantley Capital Management LLC(4)	5,497,496	(11)	44.10%	1,722,983	(12)	15.01%	—	—
Brantley Partners IV, L.P.(4)	17,652,838	(13)	67.25%	7,863,996		68.49%	—	—
Brantley Venture Management IV, L.P.(4)	17,652,838	(14)	67.25%	7,863,996	(15)	68.49%	—	—
American International Industries, Inc.(16)	875,000		10.18%	—		—	—	—
Terrence L. Bauer(17)	13,110		*	—		—	—	—
Keith G. LeBlanc	295,903	(18)	3.33%	—		—	—	—
Paul H. Cascio(4)	—		—	—		—	—	—
Michael J. Finn(4)	—		—	—		—	—	—
David Crane	2,272	(19)	*	—		—	—	—
Gerald M. McIntosh	162,306	(20)	1.85%	—		—	—	—
Joseph M. Valley, Jr.(21)	—		—	—		—	—	—
Roger Huntington(22)	—		—	—		—	—	—
Robert and Margee Helms
Family Partnership, Ltd.(23)	1,448,706		14.42%	646,119		5.63%	—	—

	Class A Common Stock			Class B Common Stock		Class C Common Stock
	Beneficially Owned			Beneficially Owned		Beneficially Owned

	Number of		Percentage	Number of	Percentage	Number of		Percentage
	Class A		of	Class B	of	Class C		of
Name of Beneficial Owner	Shares(1)		Class(1)	Shares(2)	Class(2)	Shares(3)		Class(3)

Crossroads 1999
Direct/ Co-investment Portfolio A, L.P.	1,047,165	(24)	10.86%	467,033	4.07%	—		—
Crossroads Cornerstone
Direct/ Co-investment Fund V, L.P.	884,440	(25)	9.33%	394,348	3.44%	—		—
Dennis Cain	787,880	(26)	8.40%	—	—	787,880	(27)	50.0%
Valerie Cain	787,880	(28)	8.40%	—	—	787,880	(29)	50.0%
Tommy Smith	636,607	(30)	6.89%	—	—	636,607		40.40%
All directors and executive officers
as a group (9 persons)	473,591	(31)	5.24%	—	—	—		—

*	Indicates beneficial ownership of less than 1%.

(1)	For purposes of calculating the number of Class A shares and the percentage beneficially owned, the number of shares of Class A common stock for each person or group deemed outstanding includes: (i) 8,597,256 shares of Class A common stock outstanding as of March 31, 2005, (ii) any shares of Class A common stock issuable by us pursuant to options and warrants held by the respective person or group which may be exercised within 60 days following March 31, 2005 (“Presently Exercisable Options”), and (iii) shares of Class A common stock issuable by us upon conversion of shares of Class B common stock and Class C common stock, which are convertible into 25,745,133 shares and 1,575,760 shares of Class A common stock, respectively, as of March 31, 2005. The shares of Class B common stock and the shares of Class C common stock are convertible at the option of the holder into shares of Class A common stock at a variable rate determined pursuant to a formula as described under the caption “Item 5. Market for Common Equity and Related Stockholder Matters — Recent Sales of Unregistered Securities” of the Company’s Form 10-KSB, which was filed on April 28, 2005. As of March 31, 2005, each share of Class B common stock was convertible into 2.24216582553 shares of Class A common stock and each share of Class C common stock was convertible into one share of Class A common stock.

(2)	For purposes of calculating the number of shares of Class B common stock and the percentage beneficially owned, the number of shares of Class B common stock outstanding as of March 31, 2005 was 11,482,261.

(3)	For purposes of calculating the number of shares of Class C common stock and the percentage beneficially owned, the number of shares of Class C common stock outstanding as of March 31, 2005, was 1,575,760.

(4)	The business address of Robert P. Pinkas (“Mr. Pinkas”), Pinkas Family Partners, L.P. (“Pinkas Partners”), Brantley III, Brantley Venture Management III, L.P. (“Brantley Management III”), Brantley Capital, Brantley Capital Management LLC (“Brantley Capital Management”), Brantley IV, Brantley Venture Management IV, L.P. (“Brantley Management IV”), Paul H. Cascio, and Michael J. Finn is 3201 Enterprise Parkway, Suite 350, Beachwood, OH 44122. Pursuant to a Stockholders Agreement, dated as of December 15, 2004 (the “Stockholders Agreement”), as amended from time to time, each of Brantley III, Brantley IV and Brantley Capital have agreed to cast all votes necessary to elect as members of the board of directors of the Company one director as shall have been nominated by each of Brantley III, Brantley IV and Brantley Capital. Brantley III, Brantley IV and Brantley Capital disclaim that they are part of a “group” by virtue of the Stockholders Agreement for purposes of Section 13(d)(3) of the Exchange Act, and each disclaims beneficial ownership of all securities of the Company held by any other party to the Stockholders Agreement.

(5)	The shares consist of (a) 1,629,737 shares of Class A common stock owned by Brantley Capital; (b) 3,863,214 shares of Class A common stock issuable upon conversion of 1,722,983 shares of Class B common stock owned by Brantley Capital; (c) 2,321,649 shares of Class A common stock owned by Brantley III; (d) 17,632,383 shares of Class A common stock issuable upon conversion of 7,863,996 shares of Class B common stock owned by Brantley IV; (e) 4,545 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock owned by Brantley Capital; and (f) 20,455 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock owned by Brantley IV. Mr. Pinkas is the sole general partner of Pinkas Partners. Pinkas Partners is a general partner of, and holds a majority of the general partnership interests of, Brantley Management III, which is the sole general partner of Brantley III; and is a general partner of and holds a majority of the general partnership interests of Brantley Management IV, which is the sole general partner of Brantley IV. Mr. Pinkas also holds a majority of the membership interests of Brantley Capital Management, which acts as an investment advisor to Brantley Capital. Mr. Pinkas is the Chairman of the Board of Directors, Chief Executive Officer and Treasurer of Brantley Capital. Due to Mr. Pinkas’ relationships with the Brantley entities, he may be deemed to share voting and dispositive power with respect to the shares held by Brantley Capital, Brantley III and Brantley IV. Mr. Pinkas disclaims beneficial ownership of any shares except to the extent of a pecuniary interest therein.

(6)	The shares consist of (a) 1,722,983 shares of Class B common stock owned by Brantley Capital; and (b) 7,863,996 shares of Class B common stock owned by Brantley IV. Mr. Pinkas is the sole general partner of Pinkas Partners. Pinkas Partners is a general partner of, and holds a majority of the general partnership interests of, Brantley Management III, which is the sole general partner of Brantley III; and is a general partner of and holds a majority of the general partnership interests of Brantley Management IV, which is the sole general partner of Brantley IV. Mr. Pinkas also holds a majority of the membership interests of Brantley Capital Management, which acts as an investment advisor to Brantley Capital. Mr. Pinkas is the Chairman of the Board of Directors, Chief Executive Officer and Treasurer of Brantley Capital. Due to Mr. Pinkas’ relationships with the Brantley entities, he may be deemed to share voting and dispositive power with respect to, and therefore beneficially own, the shares held by Brantley Capital, Brantley III and Brantley IV. Mr. Pinkas disclaims beneficial ownership of any shares except to the extent of a pecuniary interest therein.

(7)	The shares consist of (a) 2,321,649 shares of Class A common stock owned by Brantley III; (b) 17,632,383 shares of Class A common stock issuable upon conversion of 7,863,996 shares of Class B common stock owned by Brantley IV; and (c) 20,455 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock owned by Brantley IV. Pinkas Partners is a general partner of, and holds the majority of the general partnership interests of, Brantley Management III, which is the sole general partner of Brantley III; and is a general partner and holds a majority of the general partnership interests of Brantley Management IV, which is the sole general partner of Brantley IV. Pinkas Partners as general partner of Brantley III and Brantley IV may be deemed to share voting and dispositive power of, and therefore beneficially own, the shares held by Brantley III and Brantley IV. Pinkas Partners disclaims beneficial ownership of any shares except to the extent of its pecuniary interest therein.

(8)	The shares consist of 7,863,996 shares of Class B common stock owned by Brantley IV. Pinkas Partners is a general partner of, and holds the majority of the general partnership interests of, Brantley Management III, which is the sole general partner of Brantley III; and is a general partner and holds a majority of the general partnership interests of Brantley Management IV, which is the sole general partner of Brantley IV. Pinkas Partners as general partner of Brantley III and Brantley IV may be deemed to share voting and dispositive power of, and therefore beneficially own, the shares held by Brantley III and Brantley IV. Pinkas Partners disclaims beneficial ownership of any shares except to the extent of its pecuniary interest therein.

(9)	The shares consist of 2,321,649 shares of Class A common stock owned by Brantley III, which Brantley Management III may be deemed to beneficially own in its capacity as sole general partner of Brantley III. Brantley Management III disclaims beneficial ownership of any shares except to the extent of its pecuniary interest therein.

(10)	The shares include (a) 1,629,737 shares of Class A common stock; (b) 3,863,214 shares of Class A common stock issuable upon conversion of 1,722,983 shares of Class B common stock; and (c) 4,545 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock. All shares are owned directly by Brantley Capital. Brantley Capital has sole voting and dispositive power with respect to such shares. Mr. Pinkas is the Chairman of the Board of Directors, Chief Executive Officer and Treasurer of Brantley Capital; Mr. Finn is President of Brantley Capital; and Mr. Cascio is a Vice President and Secretary of Brantley Capital.

(11)	The shares consist of (a) 1,629,737 shares of Class A common stock owned by Brantley Capital; (b) 3,863,214 shares of Class A common stock issuable upon conversion of 1,722,983 shares of Class B common stock owned by Brantley Capital; and (c) 4,545 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock owned by Brantley Capital. Brantley Capital Management is an investment advisor to Brantley Capital and, in such capacity, may be deemed to share voting and dispositive power with respect to the shares held by Brantley Capital. Brantley Capital Management disclaims beneficial ownership of any such shares except to the extent of its pecuniary interest therein.

(12)	The shares consist of 1,722,983 shares of Class B common stock owned by Brantley Capital. Brantley Capital Management is an investment advisor to Brantley Capital and, in such capacity, may be deemed to share voting and dispositive power with respect to the shares held by Brantley Capital. Brantley Capital Management disclaims beneficial ownership of any such shares except to the extent of its pecuniary interest therein.

(13)	The shares include 17,632,383 shares of Class A common stock issuable upon conversion of 7,863,996 shares of Class B common stock and 20,455 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock. The shares are directly owned by Brantley IV and Brantley IV has sole voting and dispositive power with respect to such shares. The shares do not include shares that Brantley IV may have the right to purchase pursuant to its Purchase Right. Pursuant to the Purchase Right, Brantley IV may purchase shares of Class A common stock for cash in an amount up to an aggregate of $3 million from time to time after the Closing, subject to the approval of a majority of the unaffiliated members of the board of directors of the Company, at a price equal to the lesser of $1.25 per share or 70% of the daily average of the high and low trading prices of the Class A common stock for the twenty trading days preceding the date of the Closing. Such shares are not included in the table because the purchase and sale of the shares is subject to approval of the unaffiliated members of the board of directors.

(14)	The shares consist of (a) 17,632,383 shares of Class A common stock issuable upon conversion of 7,863,996 shares of Class B common stock owned by Brantley IV; and (b) 20,455 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock owned by Brantley IV. Brantley Management IV is the sole general partner of Brantley IV and, in such capacity, may be deemed to share voting and dispositive power with respect to, and to beneficially own, the shares held by Brantley IV. Brantley Management IV disclaims beneficial ownership of any such shares except to the extent of its pecuniary interest therein.

(15)	The shares consist of 7,863,996 shares of Class B common stock owned by Brantley IV. Brantley Management IV is the sole general partner of Brantley IV and, in such capacity, may be deemed to share voting and dispositive power with respect to, and to beneficially own, the shares held by Brantley IV. Brantley Management IV disclaims beneficial ownership of any such shares except to the extent of its pecuniary interest therein.

(16)	The address of American International Industries is 601 Cien Street, Suite 235, Kemah, Texas 77565-3077.

(17)	Mr. Bauer is the Chief Executive Officer and a director of the Company. The address of Mr. Bauer is 1805 Old Alabama Road, Suite 350, Roswell, GA 30076.

(18)	Mr. LeBlanc is the President and a director of the Company, and the former Chief Executive Officer of SurgiCare. The shares include 287,903 shares of Class A common stock issuable upon exercise of warrants to purchase shares of Class A common stock. The address of Mr. LeBlanc is 10700 Richmond Avenue, Suite 300, Houston, TX 77024.

(19)	The shares include 1,136 shares of Class A common stock owned by Mr. Crane’s spouse through an individual retirement account. Because of the family relationship, Mr. Crane may be deemed to beneficially own all such shares. Mr. Crane is a member of the board of directors of the Company. The address for Mr. Crane is 10720 Sikes Place, Suite 300, Charlotte, North Carolina 28277.

(20)	The shares include 157,959 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock at an exercise price of $3.50, which are issuable to Odyssey Capital, L.L.C, in which Mr. McIntosh has an interest. Mr. McIntosh is a member of the board of directors of the Company. The address of Mr. McIntosh is 40 FM 1960 West, Suite 387, Houston, TX 77090.

(21)	Mr. Valley is a member of the board of directors of the Company and beneficially owned no shares as of December 31, 2004. The address for Mr. Valley is PO Box 331194, Atlantic Beach, Florida 32233-1194.

(22)	Mr. Huntington was the Interim Chief Financial Officer of the Company from June 2004 until December 15, 2004, and beneficially owned no shares as of December 31, 2004. The address for Mr. Huntington is 10700 Richmond Avenue, Suite 300, Houston, TX 77024.

(23)	The address for Robert and Margee Helms Family Partnership, Ltd. is 22 Red Sable Drive, The Woodlands, TX 77380.

(24)	The address of Crossroads 1999 Series Direct/ Co-investment Portfolio A, L.P. is 1717 Main Street, Suite 2500, Dallas, Texas 75201. The shares consist of 1,047,165 shares of Class A common stock issuable upon conversion of 467, 033 shares of Class B common stock.

(25)	The address of Crossroads Cornerstone Direct/ Co-investment Fund V, L.P. is 1717 Main Street, Suite 2500, Dallas, Texas 75201. The shares consist of 884, 440 shares of Class A common stock issuable upon conversion of 394, 348 shares of Class B common stock.

(26)	Consists of 787,880 shares of Class A common stock issuable upon conversion of 787,880 shares of Class C common stock, including 393,940 shares of Class C common stock owned by Mr. Cain’s spouse, Valerie Cain. Mr. Cain may be deemed to beneficially own the shares owned by his spouse due to their family relationship. Mr. Cain’s address is 10700 Richmond Avenue, Suite 300, Houston, TX 77024.

(27)	The shares include 393,940 shares owned by Mr. Cain’s spouse, Valerie Cain. Mr. Cain may be deemed to beneficially own the shares owned by his spouse due to their family relationship.

(28)	Consists of 787,880 shares of Class A common stock issuable upon conversion of 787,880 shares of Class C common stock, including 393,940 shares of Class C common stock owned by Ms. Cain’s spouse, Dennis Cain. Ms. Cain may be deemed to beneficially own the shares owned by her spouse due to their family relationship. Ms. Cain’s address is 10700 Richmond Avenue, Suite 300, Houston, TX 77024.

(29)	The shares include 393,940 shares owned by Ms. Cain’s spouse, Dennis Cain. Ms. Cain may be deemed to beneficially own the shares owned by her spouse due to their family relationship.

(30)	Consists of 636,607 shares of Class A common stock issuable upon conversion of 636,607 shares of Class C common stock owned by Mr. Smith. Mr. Smith’s address is 10700 Richmond Avenue, Suite 300, Houston, TX 77024.

(31)	The shares include (a) an aggregate of 27,729 shares of Class A common stock; and (b) an aggregate of 445,862 shares of Class A common stock issuable upon exercise of warrants to purchase Class A common stock.
      The Restructuring resulted in a change of control of the Company, whereby the stockholders of the Company immediately prior to the Restructuring no longer own a majority of the outstanding shares of

Common Stock. (See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”) As a result of the Restructuring, Brantley III, Brantley IV and Brantley Capital currently own an aggregate of approximately 62.3% of the voting power of the Company, and as such, are able to control all decisions to be made by the Class A common stock, Class B common stock and Class C common stock voting together as a single class. As a result of their stock ownership, Brantley III, Brantley IV and Brantley Capital can control the Company’s business, policies and affairs and are able to elect the Company’s entire board of directors, determine, without the approval of the Company’s other stockholders, the outcome of any corporate transaction or other matter submitted to the vote of the stockholders voting as a single class for approval, including mergers, consolidations and sales of substantially all of our assets. They are able to prevent or cause a change in control of the Company and to amend the Charter and our Amended and Restated Bylaws (the “Bylaws”) (subject to certain supermajority voting provisions contained therein).
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the SEC and to provide copies of these Forms 3, 4, and 5 to the Company. Other than as set forth in the stock ownership table above, the Company is not aware of any beneficial owner, as defined under Section 16(a), of more than 10% of the Common Stock.
      Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements of the Exchange Act applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2004, except that late filings to report the initial statement of beneficial ownership on Form 3s for four directors, Paul H. Cascio, David Crane, Michael J. Finn and Gerald M. McIntosh; one individual 10% beneficial owner, Robert P. Pinkas; and seven of our entity 10% beneficial owners, Brantley Capital, Brantley Capital Management LLC, Brantley IV, Brantley Venture Management III, L.P., Brantley Venture Management IV, L.P., Brantley III and Pinkas Family Partners, L.P. In addition, late filings to report the statement of changes in beneficial ownership on Form 4s for Phillip C. Scott, a former Chief Financial Officer of the Company, were made regarding the disposition of 5,000 shares of common stock on October 7, 2004, the disposition of 5,000 shares of common stock on October 15, 2004, the disposition of 5,000 shares of common stock on November 24, 2004 and the disposition of 5,000 shares of common stock on November 29, 2004. Each of these transactions has subsequently been reported.
PROPOSAL I —
Election of Directors
      Our Bylaws provide that our board of directors will consist of not less than three members, the exact number to be determined by resolution adopted by our board of directors. The number of directors is currently set at seven. Directors are elected for a one-year term and hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The directors are elected by plurality vote, which means that the seven director nominees receiving the highest number of affirmative votes at the Annual Meeting shall be elected to the board of directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.
      Terrence L. Bauer, Keith G. LeBlanc, Paul H. Cascio, Michael J. Finn, David Crane, Gerald M. McIntosh, and Joseph M. Valley, Jr., were elected at the October 6, 2004 meeting of the stockholders to begin serving as directors immediately after the closing of the Restructuring until their terms expire at the Annual Meeting. Each director has been nominated for re-election to the board of directors to hold office until the 2006 annual meeting of stockholders or until a successor has been duly elected and qualified. Pursuant to the Stockholders Agreement, each of Brantley III, Brantley IV and Brantley Capital have agreed to cast all votes necessary to elect as members of the board of directors of the Company one director that has been nominated by each of Brantley III, Brantley IV and Brantley Capital. Brantley III, Brantley IV and Brantley Capital have nominated Paul Cascio, Michael Finn and David Crane as directors to be elected at the Annual Meeting. These nominees and the other nominees of the board of directors are presently directors of the Company and have consented to be named as nominees and to serve as directors if elected. Should a nominee be unable or unwilling to serve as a director, the enclosed proxy will be voted for such other person or persons as the board of directors may recommend. Management does not anticipate that such an event will occur.
      The board of directors recommends a vote FOR each named nominee.
Information About the Director Nominees
      The table below sets forth the name of each of the seven nominees for re-election as directors, as well as their age as of January 1, 2005, and the positions and offices held by such persons.

Name of Director	Age	Position

Terrence L. Bauer	48	Director, Chief Executive Officer
Paul H. Cascio(1)	43	Director, Non-Executive Chairman of the Board, General Partner of Brantley Partners, L.P.
David Crane(2)	48	Director
Michael J. Finn(3)	55	Director, General Partner of Brantley Partners, L.P.
Keith G. LeBlanc	46	Director and President
Gerald M. McIntosh(1)	64	Director
Joseph M. Valley, Jr.(1)(2)	57	Director

(1)	Member of Compensation Committee

(2)	Member of Audit Committee

(3)	Ex Officio Member of Audit Committee
Biographical Information
      Set forth below is certain information with respect to the directors and the Named Executive Officers (as defined herein) of the Company.
Directors
Terrence L. Bauer

Director and Chief Executive Officer
      Terrence L. Bauer has served as Chief Executive Officer and director of the Company since December 2004. Prior to joining the Company, Mr. Bauer served and continues to serve as President, Chief Executive Officer and director of IPS since co-founding IPS in 1996, and served and continues to serve as Chairman of the board of directors of IPS since 1999. Prior to co-founding IPS, Mr. Bauer was President and Chief Operating Officer of Allegiant Physician Services, a multi-specialty physician practice management company, from 1995 through mid-1996. Mr. Bauer’s tenure with Allegiant involved restructuring Allegiant. From 1991 until 1995, Mr. Bauer served as President and Chief Executive Officer of ATC Healthcare Services, Inc., a national healthcare staffing firm. Mr. Bauer arranged the successful sale of ATC in 1994 and supervised the transition of ATC into a new organizational structure in 1995. From 1987 through 1991, Mr. Bauer held various senior management positions at Critical Care America, a high technology, home infusion therapy company.

Paul H. Cascio

Director and Non-Executive Chairman of the Board
      Paul H. Cascio has served as a director and the non-executive Chairman of the board of directors since December 2004. Mr. Cascio serves as a general partner of the general partner of Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. He has been a director, vice president and secretary of Brantley Capital since 1998. Mr. Cascio is also a vice president and secretary of Brantley Capital Management, L.L.C., which serves as investment adviser for Brantley Capital. Principals of Brantley Management Company, including Mr. Cascio, serve as investment adviser for Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley IV. These Brantley entities are part of a private equity organization founded in 1987 with approximately $300 million of committed capital under management, which has been a lead investor in over 40 privately-held companies throughout the United States. Prior to joining Brantley in May 1996, Mr. Cascio was a Managing Director and head of the General Industrial Manufacturing and Services Group in the Corporate Finance Department at Dean Witter Reynolds Inc. Mr. Cascio has a wide range of investment banking experience, having completed public debt and equity, private debt and equity, mergers and acquisitions and fairness opinion assignments for a variety of industrial, consumer product and health care related companies.
David Crane
Director
      David Crane has served as a director of the Company since December 2004. In October 2003, Mr. Crane was appointed to the board of directors of Pediatric Services of America, Inc., which is a portfolio company of Brantley Partners that provides a combination of pediatric home health care services through its network of branch offices. In 1989, Mr. Crane co-founded MedCath Incorporated, a healthcare provider with approximately $550 million in annual revenues and served as its Chief Operating Officer until 1999 and as its President the Chief Executive Officer from 2000 until September 2003. Mr. Crane also served as a director of MedCath.
Michael J. Finn
Director
      Michael J. Finn has served as a director of the Company since December 2004. Mr. Finn currently serves as a general partner of the general partner of Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley IV. Mr. Finn has also been the president of Brantley Capital since its formation in 1996, and is a manager of Brantley Capital Management, L.L.C., which serves as investment adviser for Brantley Capital. Principals of Brantley Management Company, including Mr. Finn, serve as investment advisers for Brantley Venture Partners, L.P., Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley IV. Mr. Finn also serves on the board of directors of several portfolio companies in which one or more Brantley entities have invested, including Pediatric Services of America, Inc., which provides a combination of pediatric home health care services through its network of branch offices. From 1987 to 1995, Mr. Finn served as portfolio manager and vice president of the Venture Capital Group of Sears Investment Management Company in Chicago. In this capacity, Mr. Finn managed the development of a $150 million portfolio of private equity investments, including the investment of over $24 million directly in 25 operating companies.
Keith G. LeBlanc
Director and President
      Keith G. LeBlanc has served as a director and the President of the Company since November 2002. From November 2003 until December 2004, Mr. LeBlanc also served as the Company’s Chief Executive Officer. Mr. LeBlanc previously served as Chief Executive Officer for Gulf Coast Surgery and Endoscopy

in Biloxi, Mississippi between 2000 and 2002 and as Chief Executive Officer for Biloxi Regional Hospital between 1998 and 2002. Mr. LeBlanc has extensive healthcare management experience, serving as a hospital Chief Executive Officer for 10 years and as the Chief Executive Officer and founder of The Quest Group, a physician equity MSO joint venture. The Quest Group managed physician practices statewide in Louisiana.
Gerald M. McIntosh
Director
      Gerald M. McIntosh has served as a director of the Company since December 2004. In 1997, Mr. McIntosh founded Partners /5 West, a charitable research organization located in Houston, Texas and has served as the President of Partners /5 West since that time. Mr. McIntosh co-founded Administaff, a staff leasing company that became one of only two “hypergrowth” companies in the Houston area ($0 to $1 billion in revenue per year within 10 years). Administaff was admitted to the NYSE in 1997. Mr. McIntosh currently serves on the board of directors for Partners /5 West, La Sierra University in Riverside, California, Save Our ER’s in Houston, Texas, McCarroll Construction Company in Asheville, North Carolina, and DCL Inc. in Houston, Texas.
Joseph M. Valley, Jr.

Director
      Joseph M. Valley, Jr. has served as director of the Company since December 2004. From December 1999 until December 2004, Mr. Valley was a director of IPS. Mr. Valley formerly served as Chief Executive Officer of Seranin Software Corporation, a privately held company based in Dallas, Texas from 2002 to December 2004. Prior to Seranin Software, Mr. Valley served as President and Chief Operations Officer from 2001 to 2002 for QueryObject Systems Corporation, a global business intelligence software company providing analytical infrastructure solutions traded on the AMEX. From 1998 until 2001, Mr. Valley served as Chief Executive Officer and President of MIS USA. While at MIS USA, Mr. Valley was responsible for gaining global recognition and introducing the first solution for collaborative analytical processing. Mr. Valley also currently serves as a director for Agnes.com in Bridgewater, New Jersey.
Executive Officers Who Do Not Serve as Directors
Stephen H. Murdock

Chief Financial Officer
      Stephen H. Murdock, C.P.A. has served as Chief Financial Officer of the Company since December 2004. Prior to joining the Company, Mr. Murdock served and continues to serve as Chief Financial Officer and Treasurer of IPS since July 2002. Mr. Murdock has over 20 years of healthcare finance and accounting experience. Prior to joining IPS, Mr. Murdock served as Chief Financial Officer and Senior Vice President of Administration for SmartMail, LLC, a venture capital backed shipping and transportation company. Prior to SmartMail, he was Chief Financial Officer for Nations Healthcare, Inc. Previously, Mr. Murdock was Chief Financial Officer and Vice President of Administration for Visiting Nurse Health System, Inc. and Senior Audit Manager, Audit Manager and Staff Auditor for KPMG. Mr. Murdock is a certified public accountant.
Meetings of the board of directors
      The current board of directors is comprised of seven directors, three of whom are “independent” as defined under the corporate governance rules of AMEX. The current board of directors held one meeting during the fiscal year ended December 31, 2004. Prior to the Restructuring, the Company’s board of directors consisted of Bruce Miller, Michael A. Mineo, Sherman Nagler and Jeffrey J. Penso, who held two meetings and acted pursuant to written consent on eight occasions during the fiscal year ended December 31, 2004. During fiscal year 2004, each incumbent director attended at least seventy-five percent of the aggregate of (1) the total number of meetings of the board of directors and (2) the total number of meetings held by all committees of the board of directors on which he served.
      In compliance with the AMEX corporate governance rules, the independent members of the board of directors will at least annually schedule an executive session without the non-independent directors or management.
Communications with Directors
      The board of directors provides that a stockholder may send written communications to the board or any of the individual directors by addressing such written communication to the Secretary, Orion HealthCorp, Inc., 1805 Old Alabama Road, Suite 350, Roswell, Georgia, 30076. All communications will be compiled by the Secretary of the Company and submitted to the board or the individual directors on a periodic basis.
Director Attendance at the Annual Meeting
      While the Company does not have a policy requiring the members of the board of directors to attend its annual meetings of stockholders, it encourages its directors to attend and it is anticipated that most of its directors will attend the annual meetings of stockholders. All directors in office at the time of the 2004 special meeting in lieu of annual meeting of stockholders attended the meeting.
Controlled Company Status
      AMEX has adopted minimum requirements for director independence and nominating and compensation committee membership. These requirements do not apply to companies whose ownership is controlled by a single owner or group. Since Brantley III, Brantley IV and Brantley Capital own over a majority of the issued and outstanding Common Stock of the Company, the Company is considered a “controlled company” under the AMEX rules and, as such, is not required to comply with certain of AMEX’s rules regarding director independence and nominating and compensation committee membership.
      The board of directors currently has two standing committees, the Compensation Committee and the Audit Committee.
Compensation Committee
      The current Compensation Committee consists of Mr. Cascio, who is the Chairman, and Messrs. McIntosh and Valley, two of whom are “independent” for purposes of the corporate governance standards for small business issuers of AMEX. The Compensation Committee provides recommendations to, and may act on behalf of, the board of directors regarding compensation matters, and administers the Company’s stock option and compensation plans. The Compensation Committee held one meeting, on December 21, 2004 for the fiscal year ended December 31, 2004. A copy of the Compensation Committee charter is available on the Company’s website at www.orionhealthcorp.com.
      During the fiscal year ended December 31, 2004 and prior to the Restructuring, the Company also maintained a Compensation Committee. In that period, the members of the Compensation Committee were Michael A. Mineo, Sherman Nagler and Jeffrey J. Penso, each of whom was independent. During fiscal 2004, the previous Compensation Committee did not meet.
Audit Committee
      The current Audit Committee consists of Messrs. Crane and Valley, each of whom is “independent” for purposes of the corporate governance standards for small business issuers of AMEX. Michael J. Finn serves on the Audit Committee in an ex officio capacity. Mr. Finn is an affiliate of Brantley IV, Brantley III and Brantley Capital and thus, is not considered independent. The Company is a “small business issuer” that files reports under the SEC Regulation S-B, and thus, is only required to have an audit committee composed of two or more independent directors. The board of directors has determined that the Audit Committee Chairman, Mr. Crane is financially sophisticated and qualifies as an audit committee financial expert for purposes of the AMEX corporate governance rules. The current Audit Committee held no meetings for the fiscal year ended December 31, 2004.
      In connection with the Restructuring, the board of directors adopted a new written Audit Committee charter setting out the audit related functions the committee is to perform. The board of directors and the Audit Committee have reviewed and reassessed the adequacy of the formal written charter and found that it meets all necessary requirements. A copy of the Audit Committee charter is available on the Company’s website at www.orionhealthcorp.com.
      During the fiscal year ended December 31, 2004 and prior to the Restructuring, the Company maintained an Audit Committee, which held no meetings for the fiscal year ended December 31, 2004. Bruce Miller was the sole member of the Audit Committee during that period. The then acting board of directors determined that Dr. Miller was “independent” for purposes of the corporate governance standards of AMEX, but that Dr. Miller was not an “audit committee financial expert” as such term is defined in the applicable regulations of the SEC. At that time, the board of directors was not able to locate new directors who met the audit committee financial expert standards.
Report of the Audit Committee
      As set forth in more detail in the Audit Committee charter, the Audit Committee’s primary responsibilities include:

•	Ensuring the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

•	Engaging independent auditors to audit our financial statements and perform other services related to the audit, including determining the compensation to be paid to such independent auditors;

•	Monitoring the independence and performance of the Company’s internal auditors and independent auditors;

•	Pre-approving all non-audit services provided to the Company by the independent auditors;

•	Monitoring the Company’s compliance with legal and regulatory requirements; and

•	Reviewing any correspondence, report, complaint or concern that raises issues regarding the Company’s financial statements or accounting policies and establishing procedures for (1) the receipt, retention and treatment of such complaints, and (2) the confidential, anonymous submission by employees of such concerns.
      The Audit Committee recommends the selection of the Company’s independent auditors to the board of directors and meets with the Company’s independent auditors to discuss the scope and to review the results of the annual audit.
      The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. The current Audit Committee held no meetings during 2004. All of the directors who serve on the Audit Committee are “independent” for purposes of the corporate governance standards for small business issuers of AMEX.
      The Audit Committee has reviewed the Company’s financial statements and met with both management and UMFSL, the Company’s independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.
      The Audit Committee has received from and discussed with UMFSL the written disclosure and the letter required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees. These items relate to that firm’s independence from the Company. The Audit Committee has also discussed with UMFSL any matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, as amended.
      On the basis of these reviews and discussions, the Audit Committee recommended to the board of directors that the board of directors approve inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the SEC.

Members of the Audit Committee

David Crane, Chairman and Financial Expert
Michael J. Finn, Ex-officio Member
Joseph M. Valley, Jr.
The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the “Acts”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Nominating Committee and Director Nominations
      Since the Company is a controlled company, it is not required by AMEX to maintain a nominating committee or to have the majority of the independent directors on the board perform the functions of a nominating committee, but it may choose to do so. The Company does not have a standing nominating committee and thus, does not have a nominating committee charter.
      The board of directors does not have a policy with regard to the consideration of any director candidate recommended by a stockholder of the Company. The board of directors has determined that it is appropriate to not have such a policy given the infrequency of such recommendations being submitted to the board of directors. However, the board of directors will consider any director candidate recommended by a stockholder when such recommendation is submitted in accordance with the Bylaws and the applicable rules of the SEC.
      The Bylaws contain detailed provisions regarding nominations by stockholders. The Bylaws provide that director nominations may be made by any stockholder of the Company who was a stockholder of record at the time the required notice is delivered to the Secretary, who is entitled to vote in the election of directors at the meeting, and who complies with the notice procedures. Such nominations must be made by timely notice in writing delivered or mailed to the Secretary by first class United States mail, postage prepaid, and received by the Secretary at the principal executive offices of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then for the notice by the stockholder to be timely it must be so received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must include (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice, (i) their name and address, as they appear on the Company’s books, of the stockholder proposing such nomination, (ii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iii) any material interest of the stockholder in such nomination.
      Prior to the adoption of the Bylaws at the 2004 special meeting in lieu of annual meeting of stockholders, the board of directors did not have a policy with regard to the consideration of director candidates recommended by stockholders. The then acting board of directors determined that it was appropriate to not have such a policy given the infrequency of such recommendations being submitted to the board of directors. However, the then acting board of directors considered any director candidate recommended by a stockholder of the Company when such recommendation was submitted in accordance with the bylaws then in effect.
      The board of directors has identified certain qualifications that a director nominee must possess before it recommends said nominee for a position on the board of directors. The board believes that nominees for director should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders of the Company. The board also strives to ensure that the composition of the board of directors at all times adheres to independence requirements of AMEX and reflects a range of talents, ages, skills, character, and expertise, particularly in the areas of management, leadership and corporate governance, the healthcare industry and related industries sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company.

      The board of directors identifies qualified nominees for directors from among recommendations made by members of the board of directors and nominations made by stockholders as described above. Pursuant to the Stockholders Agreement, each of Brantley III, Brantley IV and Brantley Capital have agreed to cast all votes necessary to elect as members of the board of directors of the Company one director as shall have been nominated by each of Brantley III, Brantley IV and Brantley Capital. The board of directors evaluates all nominees for directors based on the qualifications described above.
Code of Ethics
      The board of directors has adopted a Corporate Code of Business Conduct and Ethics that is applicable to all of our officers and employees. We have posted the Corporate Code of Business Conduct and Ethics in the Investor Relations section of the Company’s website at www.orionhealthcorp.com. If, in the future, we amend, modify or waive a provision in the Corporate Code of Business and Ethics, rather than filing a Form 8-K, we may satisfy the disclosure requirement under Item 10 of Form 8-K by posting such information on our website as necessary.
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
Director Compensation
      Current directors of the Company who are not employees of Company receive compensation of up to $5,000 per meeting for meetings held in person and up to $500 per meeting for meetings held telephonically. Additionally, the members of the Audit Committee receive compensation of up to $1,000 per Audit Committee meeting. The Chairman of the Audit Committee receives compensation of up to $2,500 per quarter. The Company compensated each of the four former directors, Michael Mineo, Jeff Penso, Sherman Nagler, and Bruce Miller, for their services during the fiscal year ended December 31, 2003 and until the consummation of the Restructuring on December 15, 2004, with warrants to purchase 25,000 shares (100,000 shares total) of Class A common stock, which collectively represented approximately 0.4% of the fully-diluted shares (as adjusted to reflect the exercise of such warrants) upon the consummation of the Restructuring. The warrants immediately vested upon the closing of the Restructuring. The warrants have an exercise price set at $2.80, which was the market price on the closing date of the Restructuring.
Executive Officer Compensation
      Summary Compensation Table. The following table presents the total compensation paid during each of the Company’s last three fiscal years to each of the Company’s Chief Executive Officer, former Chief Executive Officer, the other most highly compensated executive officers who were serving as executive officers on December 31, 2004 and whose salary and bonus exceeded $100,000, and one individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer on December 31, 2004 (collectively, the “Named Executive Officers”). All amounts include aggregate compensation paid by the Company and its subsidiaries.

							Long Term
							Compensation
		Annual Compensation					Awards
							Securities
					Other Annual		Underlying
Name and Principal Position	Year	Salary		Bonus	Compensation		Options/SARs

		$		$	$		(#)
Terrence L. Bauer(1)	2004	12,000		25,000	300	(2)	—
Chief Executive Officer	2003	—		—	—		—
	2002	—		—	—
Keith G. LeBlanc(3)	2004	199,615		100,000	16,191	(4)	—
President and Former Chief	2003	188,942		—	28,828	(5)	—
Executive Officer	2002	56,654	(6)	—	3,072	(7)	324,462
Roger Huntington(8)	2004	127,596		28,000	8,043	(4)	—
Former Interim Chief Financial Officer	2003	76,923		—	—		—
	2002	—		—	—		—

(1)	Mr. Bauer joined the Company as Chief Executive Officer on December 15, 2004.

(2)	Includes $300 auto allowance paid in December 2004.

(3)	Mr. LeBlanc joined the Company as President and Chief Executive Officer of SurgiCare on November 10, 2002 and resigned as Chief Executive Officer of SurgiCare on December 15, 2004.

(4)	Includes vacation payout for unused vacation time.

(5)	Includes $11,120 for living expenses, $11,372 for moving expenses and $6,336 for auto allowance.

(6)	Includes $30,000 paid to Mr. LeBlanc as a consultant prior to his employment with the Company.

(7)	Includes $2,017 for living expenses and $1,055 for auto allowance.

(8)	Mr. Huntington was interim Chief Financial Officer of SurgiCare from June 26, 2004 through December 15, 2004.
      Option Grants in Last Fiscal Year. There were no individual grants of stock options to any of the Named Executive Officers during the year ended December 31, 2004.
      Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Values. The following table sets forth all information concerning option exercises during the fiscal year ended December 31, 2004 and option holdings as of December 31, 2004 with respect to our Named Executive Officers. No stock appreciation rights were outstanding at the end of the fiscal year. No shares were acquired on exercise of options by our Named Executive Officers during 2004. The information in this table and its footnotes has been adjusted to reflect the Reverse Stock Split effected as part of the Restructuring on December 15, 2004.

Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal Year-End		In-the-Money Options
	Shares Acquired	Value	(#)		at Fiscal Year-End ($)(1)
	on Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Terrence L. Bauer	—	—	—	—	—	—
Keith G. LeBlanc	—	—	254,105	74,356	—	—
Roger Huntington	—	—	—	—	—	—

(1)	The securities listed in this table are warrants. The values of the unexercised warrants above are based on the difference between the exercise price of that warrant and the fair market value of the Company’s Common Stock at the end of the fiscal year ended December 31, 2004, which was $2.70 per share.

Employment and Other Agreements
      Employment Agreements. Effective December 15, 2004, the Company entered into an employment agreement with Terrence L. Bauer, for the position of Chief Executive Officer of the Company. The initial term of the agreement is five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. The agreement provides for a base salary of $240,000 for each of the five years in the initial term. In addition, the Company may pay an annual bonus to Mr. Bauer upon the attainment of objectives determined by the board of directors. Mr. Bauer’s employment agreement includes post-employment restrictive covenants not to disclose our confidential information, or engage in activity that interferes with the Company. If Mr. Bauer is terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of Mr. Bauer’s employment with the Company. All equity incentives, including warrants, would also vest at that time.
      Effective December 15, 2004, the Company entered into an employment agreement with Keith G. LeBlanc, for the position of President of the Company. The initial term of the agreement is five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. The agreement provides for a base salary of $240,000 for each of the five years in the initial term. In addition, the Company may pay an annual bonus to Mr. LeBlanc upon the attainment of objectives determined by the board of directors. Mr. LeBlanc’s employment agreement includes post-employment restrictive covenants not to disclose our confidential information, or engage in an activity that interferes with the Company. If Mr. LeBlanc is terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of Mr. LeBlanc’s employment with the Company. All equity incentives, including warrants, would also vest at that time.
      Effective December 15, 2004, the Company entered into an employment agreement with Stephen H. Murdock, for the position of Chief Financial Officer of the Company. The initial term of the agreement is five years, with automatic renewal at the end of the initial term and each successive renewal term thereafter for successive two-year terms. The agreement provides for a base salary of $175,000 for each of the five years in the initial term. In addition, the Company may pay an annual bonus to Mr. Murdock upon the attainment of objectives determined by the board of directors. Mr. Murdock’s employment agreement includes post-employment restrictive covenants not to disclose our confidential information, or engage in an activity that interferes with the Company. If Mr. Murdock is terminated without cause, the agreement provides for, among other things, a continuation of base salary through and until the end of the non-competition period, which for purposes of the employment agreement shall mean the period during the term of employment and thereafter until the second anniversary of the date of termination of Mr. Murdock’s employment with the Company. All equity incentives, including warrants, would also vest at that time.
Stock Option Plans
      2004 Incentive Plan. On September 7, 2004, the Company’s board of directors adopted the Orion HealthCorp, Inc. 2004 Incentive Plan (the “2004 Incentive Plan”), which was approved by the Company’s stockholders at the special meeting in lieu of annual meeting of stockholders held on October 6, 2004. The 2004 Incentive Plan provides for the grant of stock incentive awards for up to 2.2 million shares of Class A common stock to key employees, directors and consultants of the Company. The purpose of the 2004 Incentive Plan is to enable the Company to attract and retain key personnel and directors. Awards may consist of stock options (incentive and nonstatutory), stock appreciation rights, stock awards, performance share awards, Section 162(m) awards or other awards determined by the board of directors or a committee appointed by the board of directors. Incentive stock options granted pursuant to the 2004

Incentive Plan cannot be granted at an exercise price which is less than 100% of the fair market value of the Class A common stock on the date of the grant. Vesting, exercisability, payment and other restrictions pertaining to any awards made pursuant to the 2004 Incentive Plan are determined by the board of directors or a committee appointed by the board of directors.
      Currently, there are no specific grants proposed to be made under the 2004 Incentive Plan. None of the employment agreements with Keith G. LeBlanc, Terrence L. Bauer, Stephen H. Murdock, Dennis Cain and Tom M. Smith obligate the Company to grant any incentive awards under the 2004 Incentive Plan.
      SurgiCare, Inc. 2001 Stock Option Plan. In October 2001, the Company’s board of directors adopted the SurgiCare, Inc. 2001 Stock Option Plan (the “2001 Plan”), which was approved by the Company’s stockholders at the annual meeting of stockholders held on November 13, 2001. Initially 140,000 shares of stock (adjusted for the Reverse Stock Split) were reserved for issuance pursuant to the 2001 Plan. Options to acquire approximately 575,789 shares of the Company’s Class A common stock were outstanding under the 2001 Plan at December 31, 2004. The purposes of the 2001 Plan are to advance the best interest of our stockholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote long-term financial success and increase stockholder value by increasing their proprietary interest in our success. The 2001 Plan permits the Company to grant stock option grants, stock appreciation rights, restricted stock awards and performance stock awards to key employees, officers, directors, and consultants. Incentive stock options granted pursuant to the 2001 Plan cannot be granted at an exercise price which is less than 100% of the fair market value of the Common Stock on the date of the grant.
Limitation of Liability and Indemnification of Officers and Directors
      The Charter and the Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. We believe that the provisions in the Charter and the Bylaws are necessary to attract and retain qualified persons as directors and officers.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      The following parties have a direct or indirect material interest in transactions with the Company since the beginning of the most recently completed fiscal year and such transactions are described below:
      Paul H. Cascio and Michael J. Finn, each of whom is a director of the Company, are general partners of the general partner of Brantley Venture Partners II, L.P. (“Brantley II”), Brantley III and Brantley IV and limited partners of those funds. Mr. Cascio is director, vice president, secretary and a shareholder of Brantley Capital, and vice president and secretary of Brantley Capital Management. Mr. Finn is the president and a shareholder of Brantley Capital and a manager and co-owner of Brantley Capital Management. Brantley Capital Management serves as investment adviser for, and receives advisory fees from, Brantley Venture Partners, L.P., Brantley II, Brantley III and Brantley IV.
      As of the consummation of the Restructuring, Brantley IV and its co-investors, including Brantley Capital, owned shares of Class B common stock and Brantley III and Brantley Capital owned shares of Class A common stock. By virtue of their affiliations with Brantley III, Brantley IV, Brantley Capital and Brantley Capital Management, Messrs. Cascio and Finn may be deemed to have a pecuniary interest in the shares of Class B common stock held by Brantley IV and Brantley Capital and the shares of Class A common stock held by Brantley Capital and Brantley III. (See “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF”)
      During 2004 and 2003, each of the Company and IPS issued promissory notes to an affiliate of Brantley IV, as part of a bridge financing, the aggregate amount of such debt, including interest, was $5,908,761 as of December 15, 2004. Such bridge loans were paid by the Company with a portion of the cash invested by Brantley IV in the Restructuring. At the time the bridge loans were made, Mr. Cascio, Mr. Finn and Brantley IV were unrelated third parties with respect to the Company, and the loans were made after arms’ length negotiations on terms the Company believes were as favorable as could be obtained from other unrelated third parties.
      Brantley Capital and Brantley III each held debt of IPS and are party to the Amended and Restated Debt Exchange Agreement dated February 9, 2004, as amended on July 16, 2004 (the “Debt Exchange Agreement”). Pursuant to the Debt Exchange Agreement, Brantley Capital and Brantley III received Class A common stock with a fair market value equal to the amount owing to it under its loan to IPS in exchange for contribution of such debt to the Company. Pursuant to the Debt Exchange Agreement, Brantley Capital also received Class A common stock with a fair market value equal to the amount of certain accrued dividends owed to it by IPS in exchange for the contribution of such indebtedness. The aggregate amount of debt exchanged by the parties to the Debt Exchange Agreement was $4,375,229, which included accrued interest as of December 15, 2004, and $593,100 of debt in respect of accrued dividends.
      Brantley Capital and Brantley III previously owned an aggregate of 1,653,000 shares of the Series A-2 convertible preferred stock of IPS with a liquidation preference of approximately $6,705,037, and received 2,312,081 shares of Class A common stock in the Company’s acquisition of IPS. Such shares were intended to approximate the value of such liquidation preference, but were subject to reduction to the extent necessary to achieve the guaranteed allocation to holders of certain classes of IPS common stock.
      Following certain assignments of rights and additional investments pursuant to the Supplemental Stock Subscription Agreement, dated as of December 15, 2004, by and among SurgiCare, Brantley IV and each of the investors listed on Schedule I thereto (the “Supplemental Stock Subscription Agreement”) and the Second Amendment and Supplement to Stock Subscription Agreement (the “Second Amendment and Supplement to Stock Subscription Agreement”), dated as of December 15, 2004, by and among SurgiCare, Brantley IV, Brantley Capital and each of the investors listed on Schedule I thereto, the shares of Class B common stock of the Company received by Brantley IV and its co-investors constituted approximately 69.6% of the Company’s outstanding equity immediately after the consummation of the Restructuring on an as-converted basis. Brantley IV also received the option to purchase additional shares of Class A common stock for cash in an amount up to an aggregate of $3.0 million from time to time after the consummation of the Restructuring, subject to the approval of a majority of the unaffiliated members of the board of directors, at a price equal to the lesser of $1.25 per share or 70% of the daily average of the high and low trading prices of the Class A common stock for the twenty trading days preceding the date of the closing of such investment. Brantley IV and Brantley Capital used its own cash for the acquisition of the Class B common stock.
      In the Restructuring, pursuant to a Registration Rights Agreement, dated as of December 15, 2004, by and among the Company and the investors set forth on Schedule I thereto (the “Registration Rights Agreement”), Brantley IV and its co-investors and/or their permitted transferees were granted the right to request that the Company effect the registration of shares of Class A common stock currently issued, or issued in the future, to Brantley IV, its co-investors and/or their permitted transferees (including shares of Class A common stock into which shares of Class B common stock or other securities of the Company are convertible, collectively, “Registerable Securities”) having an anticipated net aggregate offering price of at least $5.0 million. At any time the Company otherwise proposes to register any of its equity securities, Brantley IV and its co-investors and/or their permitted transferees may request the registration of Registrable Shares. Brantley IV and its co-investors have registration rights for all of the shares of Class A common stock issuable upon conversion of its shares of Class B common stock. As of the consummation of the Restructuring, this was approximately 16,033,984 shares of Class A common stock but, assuming everything else remains the same, the number of shares of Class A common stock as to which Brantley IV and its co-investors have registration rights will continually increase, since the conversion factor for the Class B common stock is designed to yield additional shares of Class A common stock over time pursuant to the terms thereof. The third-party beneficiaries will have registration rights for one year with respect to an aggregate of up to approximately 6,122,172 shares of Class A common stock.

      The Company entered into the Stockholders Agreement with Brantley III, Brantley IV and Brantley Capital, pursuant to which each of Brantley III, Brantley IV and Brantley Capital have agreed to cast all votes necessary to elect as members of the board of directors of the Company one director as shall have been nominated by each of Brantley III, Brantley IV and Brantley Capital.
      As part of the Restructuring, the Company entered into employment agreements with Terrence L. Bauer, the Chief Executive Officer of the Company and a stockholder of the Company, Keith G. LeBlanc, the President of the Company and a stockholder of the Company, and Stephen H. Murdock, the Chief Financial Officer of the Company. (See “DIRECTOR AND EXECUTIVE COMPENSATION — Employment and Other Agreements”)
      In connection with the Restructuring, the Company entered into the Loan and Security Agreement dated as of December 15, 2004, by and among the Company, certain of its affiliates and subsidiaries and Healthcare Business Credit Corporation (“HBCC”) (the “Loan and Security Agreement”) and revolving credit note with HBCC. Pursuant to the Guaranty Agreement (the “Brantley IV Guaranty”), dated as of December 15, 2004, provided by Brantley IV to HBCC, Brantley IV agreed to provide a deficiency guaranty in the amount of $3,272,727. Pursuant to the Guaranty Agreement (the “Brantley Capital Guaranty”; and together with the Brantley IV Guaranty, collectively, the “Guaranties”), dated as of December 15, 2004, provided by Brantley Capital to HBCC, Brantley Capital agreed to provide a deficiency guaranty in the amount of $727,273. The Company issued warrants to purchase an aggregate of 25,000 shares of Class A common stock, at an exercise price of $0.01 per share, to Brantley IV and Brantley Capital in consideration for deficiency Guaranties in the aggregate amount of $4.0 million by Brantley IV and Brantley Capital in connection with the new credit facility.
      On March 16, 2005, Brantley IV loaned the Company an aggregate of $1,025,000 (the “March Loan”). On April 19, 2005, Brantley IV loaned the Company an additional $225,000 (the “April Loan”). Although the definitive transaction documents with respect to these loans have not been finalized or executed, a summary of the anticipated terms of the loans is as follows: (i) the loans are unsecured; (ii) the loans are subordinate to the Company’s outstanding loan from HBCC and other indebtedness for monies borrowed and are ranked pari passu with general trade liabilities; (iii) principal and interest on the loans are due April 19, 2006; (iv) the interest accrues at a per annum rate equal to nine percent (9%) and is non-compounding; and (v) Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due on or after the maturity date of the loans into shares of Class A common stock of the Company at a price per share equal to $1.042825. The number of shares issuable upon conversion with respect to the March Loan shall not exceed the lesser of (i) 1,159,830 shares of Class A common stock, or (ii) 16.3% of the then outstanding Class A common stock. The number of shares issuable upon conversion with respect to the April Loan shall not exceed the lesser of (i) 254,597 shares of Class A common stock, or (ii) 3.6% of the then outstanding Class A common stock.
      Additionally, as part of this transaction, the Company entered into a First Amendment to the Loan and Security Agreement (the “First Amendment”), dated March 22, 2005, with certain of the Company’s affiliates and subsidiaries, and HBCC, whereby its $4,000,000 secured two-year revolving credit facility has been reduced by the amount of the loans from Brantley IV to $2,750,000. As a result of the First Amendment, the Brantley IV Guaranty was amended by the Amended and Restated Guaranty Agreement (the “Amended Brantley IV Guaranty”), dated March 22, 2005, which reduces the deficiency guaranty provided by Brantley IV by the amount of the March Loan to $2,247,727. Also as a result of the First Amendment, the Brantley Capital Guaranty was amended by the Amended and Restated Guaranty Agreement (the “Amended Brantley Capital Guaranty”), dated March 22, 2005, which reduces the deficiency guaranty provided by Brantley Capital by the amount of the April Loan to $502,273.
      Our Corporate Code of Business Conduct and Ethics addresses any conflicts of interests on the part of any employees that might cast doubt on an employee’s ability to act objectively when representing us. In addition to setting guidelines, the Corporate Code of Business Conduct and Ethics provides that each potential conflict of interest will be reviewed and the final decision as to the existence of a conflict made by our chief executive officer. Further, the Audit Committee, in accordance with the AMEX corporate governance rules, reviews all related party transactions involving our directors or executive officers.
      Election of each of the nominated directors requires the approval of a plurality of the votes cast by the stockholders of the Company at the Annual Meeting. The board of directors recommends that stockholders vote “FOR” the election of each of the individuals named herein as nominees for directors of the Company.
PROPOSAL II —
Ratification of March 2003 Private Placement
      In March 2003, the Company conducted a private placement of units consisting of 3,258,544 shares of common stock and warrants to purchase 1,629,272 additional shares of common stock to 31 investors (the “Private Placement”). As a result of the Restructuring and the one-for-ten Reverse Stock Split in December 2004, the shares issued in the Private Placement now consist of 325,854 shares of Class A common stock and the warrants now represent warrants to purchase an aggregate of 162,927 shares of Class A common stock. The securities sold in the Private Placement were restricted securities as defined in Rule 144(a)(3) of Exchange Act, and according the Company’s records, the Company issued 127,213 shares (as adjusted for the Reverse Stock Split) upon exercise of the warrants sold in the Private Placement and the remaining warrants for an aggregate of 35,714 shares of Class A common stock expired or were cancelled in accordance with their terms.
      Section 713 of the AMEX’s Company Guide requires AMEX-listed companies to obtain stockholder approval in connection with transactions involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into common stock) equal to 20% or more of the then outstanding stock for a price that is less than the greater of book or market value of the stock. The securities sold in the Private Placement represented more than 23% of the Company’s then-outstanding shares and the price per share (including the exercise price of the options) was less than the greater of the then book or market value of the Company’s stock.
      At the time of the transactions the Company did not obtain stockholder approval for the Private Placement. On March 7, 2005, AMEX notified the Company that it was in violation Section 713 of the AMEX Company Guide for failure to seek stockholder approval of the Private Placement and threatened to delist the Company from AMEX. In order to remedy the non-compliance, the Company is seeking ratification of the Private Placement.
Private Placement of Common Shares and Warrant
      This summary is qualified in its entirety by reference to the form of Subscription Agreement, Warrant Agreement and Registration Rights Agreement (collectively, the “Private Placement Documents”), copies of which are attached hereto as Annex A, B and C, respectively. All per share information reflects the one-for-ten Reverse Stock Split of the Company’s common stock effective in December 2004. The following information regarding the number of shares issued in the Private Placement and underlying the warrants, as well as the price per share and unit, has been adjusted to reflect the Company’s Reverse Stock Split effected on December 15, 2004.
      Issuance of Common Shares and Warrants. During March 2003, the Company accepted subscriptions from 31 investors for 162,927 units, each unit consisted of two shares of common stock and one warrant to purchase one additional share of common stock for a purchase price per unit of $7.00, as adjusted. Pursuant to the Private Placement the Company issued 325,854 common shares and warrants for the purchase of 162,927 additional common shares. The cash raised by the Company in connection with the Private Placement was used for working capital purposes.

      Warrants. The warrants were exercisable for one year at the exercise price of $3.50 per share, as adjusted. The exercise price and the number of shares issuable upon exercise of the warrants were subject to adjustment in the event of stock splits, reverse stock splits or consolidations affecting the common shares issuable pursuant to such warrants. The Company issued 127,213 shares of Class A common stock upon exercise of warrants sold in the Private Placement and the remaining warrants for 35,714 shares expired or were cancelled.
      Registration Rights. Under the Registration Rights Agreement entered into by the Company with each investor in the Private Placement, the Company is obligated to register the common shares and shares underlying the warrants in a firm commitment underwritten offering of the Company’s securities, subject to the provisions of the agreement, including the limitation by the managing underwriter of the number of shares to be underwritten in such an offering.
Effect on Outstanding Common Stock
      The issuance of the common shares and shares underlying the exercised warrants had no effect on the rights or privileges of the then-existing holders of common stock except that the economic and voting interests of each stockholder was diluted as a result of such issuance. The remaining warrants have expired by their terms and, therefore, no additional dilution is expected as a result of warrant exercises.
Consequences if Stockholder Approval is Not Obtained
      If the stockholder approval sought hereby is not obtained, the Company will not be able to meet certain of the continued listing standards of AMEX and will be subject to delisting from AMEX. The board of directors believes that delisting of the Class A common stock by AMEX could adversely affect the ability of the Company to attract new investors, may result in decreased liquidity of the outstanding shares of Common Stock and, consequently, could reduce the price at which such shares trade and increase the transaction costs inherent in trading such shares. In addition, the board of directors believes that delisting of the Class A common stock could deter broker-dealers from making a market in or otherwise seeking or generating interest in the Class A common stock, and might deter certain persons from investing in the Class A common stock. Also, if our Class A common stock were to become delisted from trading on AMEX and the trading price were to remain below $5.00 per share, trading in our Common Stock may also be subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a “penny stock” (generally, any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions). Finally, the additional burdens imposed upon broker-dealers by these requirements could discourage broker-dealers from facilitating trades in our Class A common stock, which could severely limit the market liquidity of the stock and the ability of investors to trade our Common Stock.
Vote Required and Board Recommendation
      Approval of the ratification of the Private Placement will require the affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.
      The board of directors recommends that the stockholders vote “FOR” ratification of the Private Placement.
PROPOSAL III —
Ratification of Issuance of Shares as Compensation
      On February 5, 2004, the board of directors approved the issuance of 13,600 shares of the Company’s common stock (as adjusted for the one-for-ten Reverse Stock Split in December 2004) to Brewer and Pritchard, P.C. and Jerry Sokol, as compensation for legal services (“Compensation Share Grant”). Prior to the issuance of the shares, Brewer and Pritchard, P.C. and Jerry Sokol served as legal counsel to the Company on various matters. The Company issued the shares in satisfaction of an aggregate of $57,154 in legal fees then payable by the Company.
      Section 711 of the AMEX’s Company Guide requires AMEX-listed companies to obtain stockholder approval in connection with the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the Company’s charter.
      At the time of the Compensation Share Grant the Company did not obtain stockholder approval for such stock issuance. On March 7, 2005, AMEX notified the Company that it was in violation Section 711 of the AMEX Company Guide for failure to seek stockholder approval of the Compensation Share Grant and threatened to delist the Company from AMEX. In order to remedy the non-compliance, the Company is seeking ratification of the Compensation Share Grant.
Effect on Outstanding Common Stock
      The issuance of the common shares pursuant to the Compensation Share Grant had no effect on the rights or privileges of the then-existing holders of common stock except that the economic and voting interests of each stockholder was diluted as a result of such issuance.
Consequences if Stockholder Approval is Not Obtained
      If the stockholder approval of the Compensation Share Grant sought hereby is not obtained, the Company will not be able to meeting certain of the continued listing standards of AMEX and will be subject to delisting.
Vote Required and Board Recommendation
      Approval of the ratification of the Compensation Share Grant will require the affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.
      The board of directors recommends that the stockholders vote “FOR” ratification of the Compensation Share Grant.
PROPOSAL IV —
Appointment of Our Independent Public Auditors
      Subject to stockholder approval, the Audit Committee of the board of directors has appointed the firm of UMFSL, independent certified public accountants, to be the Company’s independent certified public auditors for the fiscal year ending December 31, 2005. UMFSL also served as the Company’s independent certified public auditors for the fiscal years ended December 31, 2003 and 2004. A representative of UMFSL is expected to be present at the Annual Meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.
Audit Fees
      The aggregate fees billed by UMFSL for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Reports on Form 10-KSB for the fiscal years ended December 31, 2004 and 2003 and for the reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-QSB during the fiscal years ended December 31, 2004 and 2003 totaled $131,534 and $5,365, respectively. Additionally, the Company’s previous auditors, Weinstein Spira & Company, billed aggregate fees totaling $73,776 in 2003.

Audit-Related Fees
      The aggregate fees billed by UMFSL for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal years ended December 31, 2004 and 2003 and that are not included in the Audit Fees listed above were approximately $8,349 and $0, respectively. These “audit-related fees” were for services including research and consultation in connection with the agreement and plan of merger with DCPS and MBS.
Tax Fees
      The aggregate fees billed by UMFSL for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2004 and 2003 were approximately $36,343 and $0, respectively. These “tax fees” were for services related to the preparation of Federal and State income tax returns, calculation of quarterly estimated tax payments and the calculation of bonus depreciation.
All Other Fees
      There were no fees billed by UMFSL for all other services rendered for 2004 and 2003, other than as stated in the above sections.
Pre-Approval Policies and Procedures
      The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services. In 2004, the Audit Committee pre-approved 100% of all audit services performed by the independent auditors. There were no hours expended, billed or performed by any persons other than the full time, permanent employees of the independent auditors.
Vote Required and Board Recommendation
      Approval of the ratification of the appointment of our independent auditors will require the affirmative vote of a majority of the total number of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.
      The board of directors recommends that the stockholders vote “FOR” ratification of the appointment of UHY Mann Frankfort Stein & Lipp CPAs, L.L.P., as the Company’s independent auditors for the year ending December 31, 2005.
MISCELLANEOUS
      The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.
      The Company’s Annual Report to Stockholders for the year ended December 31, 2004, including financial statements, is being mailed with this proxy statement to all stockholders of record as of the close of business on the record date for the Annual Meeting. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company.
      The board of directors provides that a stockholder may send written communications to the Board or any of the individual directors by addressing such written communication to the Secretary, Orion HealthCorp, Inc., 1805 Old Alabama Road, Suite 350, Roswell, Georgia, 30076. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

STOCKHOLDER PROPOSALS
      The board of directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.
      In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received at the Company’s executive offices at 1805 Old Alabama Road, Suite 350, Roswell, Georgia, 30076, no later than January 17, 2006.
      In the event the Company receives notice of a stockholder proposal to take action at next year’s annual meeting of stockholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders may exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s executive offices by March 2, 2006.
FORM 10-KSB
      A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE FOR THE ANNUAL MEETING UPON WRITTEN REQUEST TO THE SECRETARY, ORION HEALTHCORP, INC., 1805 OLD ALABAMA ROAD, SUITE 350, ROSWELL, GEORGIA 30076.
INCORPORATION BY REFERENCE
      We have elected to “incorporate by reference” certain information into this Proxy Statement. The information incorporated by reference is deemed to be part of this Proxy Statement, except for information incorporated by reference that is superseded by information contained in this Proxy Statement, any applicable supplements to this Proxy Statement or any document we subsequently file with the SEC that is incorporated or deemed to be incorporated by reference in this Proxy Statement. This Proxy Statement incorporates by reference the Company’s Form 10-KSB included in our 2004 Annual Report to Stockholders, a copy of which is enclosed.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen H. Murdock

Secretary
Roswell, Georgia
May 17, 2005

ANNEX A
FORM OF SUBSCRIPTION AGREEMENT
IN
SURGICARE, INC.
SurgiCare Inc.
12727 Kimberley Lane, Suite 200
Houston, Texas 77024
      1. SUBSCRIPTION. The undersigned hereby makes application to invest in SurgiCare, Inc, a Delaware Corporation (the “Company”), and to purchase units (“Units”) at a purchase price of $.70 per Unit. The Company in its sole discretion may reject this subscription.
      2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right, at any time prior to receipt of notice of cancellation from the undersigned to accept or reject this Subscription Agreement, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the president of the Company.
      3. REPRESENTATIONS BY THE UNDERSIGNED. The undersigned represents and warrants as follows:

(a) The undersigned acknowledges that he has received, read, and fully understands all the disclosure set forth in the Private Placement Memorandum of the Company dated December 16, 2002, the Company’s 10-QSB for the period ended September 30, 2002, the Company’s 10-QSB for the period ended June 30, 2002, the 10-QSB for the period ended March 30, 2002, the Annual Report on Form 10-KSB for the year ended December 31, 2001, the Form of Warrant Agreement, the Form of Registration Rights Agreement, and this Subscription Agreement. The undersigned will rely solely upon the information contained in the foregoing documents, and the independent investigations made by the undersigned and the undersigned is not relying upon any oral representations in making the decision to purchase the Units subscribed;

(b) The undersigned recognizes that the Units and the securities underlying the Units have not been registered under the Securities Act of 1933, as amended (“Act”), nor under the securities laws of any state and, therefore, cannot be resold unless resale of the securities are registered under the Act or unless an exemption from registration is available; the undersigned may not sell the Units or the securities underlying the Units without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

(c) The undersigned is an Accredited Investor. An Accredited Investor shall mean any person who comes within any of the following categories, or who the Partnership reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1) Any bank as defined in section 3(a)(2) of the Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in an individual or fiduciary capacity; brokers and dealers registered under Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets of more than $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same level in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

(8) Any entity in which all of the equity owners are Accredited Investors.

(d) The undersigned recognizes that the total amount of funds tendered to purchase the Units is placed at the risk of the Partnership and may be completely lost. The undersigned understands that there can be no assurance of profitable operations. The purchase of Units as an investment involves significant risks;

(e) The undersigned realizes that the Units cannot readily be sold, that it may not be possible to sell or dispose of the Units and therefore the Units must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

(f) The undersigned confirms and represents that the undersigned is able (i) to bear the economic risk of his investment, (ii) to hold the securities for an indefinite period of time, and (iii) to afford a complete loss of the undersigned’s investment. The undersigned also represents that the undersigned has (i) adequate means of providing for the undersigned’s current needs and possible personal contingencies.

(g) All information which the undersigned has provided to the Partnership concerning the undersigned’s financial position and knowledge of financial and business matters is correct and complete as of the date set forth herein, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Partnership, the undersigned will immediately provide the Partnership with such information;

(h) The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax, and financial advisors and the undersigned’s purchaser representative(s), if any, the suitability of an investment in the Partnership for the undersigned’s particular tax and financial situation and the undersigned and the undersigned’s advisors or the undersigned’s purchaser representative(s), if any, have determined that the investment is a suitable investment for the undersigned;

(i) The undersigned understands that the books and records of the Partnership will be available upon reasonable notice for inspection during reasonable business hours at the Partnership’s place of business;

(j) The undersigned has been presented with and has acted upon the opportunity to ask questions and receive answers from the Partnership relating to the terms and conditions of the offering in order to obtain any additional information necessary to verify the accuracy of the information made available to him;

(k) The undersigned is a bona fide resident of the state set forth as his “residence address” in Subscription Agreement, and that (i) if a corporation, partnership, trust, or other form of business organization, it has its principal office within such state; and (ii) if an individual, he has his principal residence in such state; and
      4. INDEMNIFICATION. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Partnership and each officer thereof from and against any and all loss, damage, and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement. The representations and warranties contained herein are intended to and shall survive delivery of the Subscription Agreement, and the completion of the transactions set forth in the offering.
      5. PURCHASE OF UNITS. The undersigned hereby subscribes to purchase                     Units for a total purchase price of $ ($0.70 per Unit). The purchase price is being paid herewith by delivery of a check payable to “SurgiCare, Inc. or by wire transfer per the instructions on the cover page of this Agreement.
      This Subscription Agreement is executed on this the                     day of                     200                    , in the State of Texas.

TYPE OF OWNERSHIP (CHECK ONE)

☐INDIVIDUAL OWNERSHIP (one signature required)	☐COMMUNITY PROPERTY (one signature if Units are held in one name, i.e., managing spouse; two signatures required if Units are held in both names)
☐CORPORATION (Please include certified corporate resolution authorizing signature.)	☐PARTNERSHIP (Please include a copy of the statement of partnership or partnership agreement authorizing signature.)
☐TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement or other authorization.)	☐TAX EXEMPT ORGANIZATION (Please include copy of document authorizing signature.)

Please print the exact name (registration)
Investor desires on records of the Partnership.

Street Address         Suite or Apt.

City,                              State Zip                    Code
(                    )

Telephone

Social Security or Taxpayer I.D. Number

EXECUTION
      Please execute this Subscription Agreement by completing the appropriate section below.
1.   If the subscriber is an INDIVIDUAL, complete the following:

Signature of Investor

Name (please type or print)

Signature of Spouse or Co-Owner if funds are
to be invested as joint tenants by the entirety
or community property.

Name (please type or print)
2.   If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants, and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (“Corporation”) to acquire the Units and, further, that the Corporation has all requisite authority to acquire such Units.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

Name of Corporation (please type or print)
By:

Name:

Title:

3.   If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants, and covenants that the undersigned is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Units and that he has all requisite authority to acquire such Units for the Partnership.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

Name of Partnership (please type or print)
By:

Name:

Title:

4.   If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants, and covenants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the trust (“Trust”) set forth below to acquire the Units and the undersigned, as trustee, has all requisite authority to acquire such Units for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

Name of Trust (Please type or print)
By:

Name:

Title:

ACCEPTED BY THE COMPANY this the                     day of                     200                    .
SURGICARE INC.
By:

Name:

Title:

ANNEX B
FORM OF WARRANT AGREEMENT
      This Warrant and the Shares of common stock issuable upon the exercise hereof have not been registered under either the Securities Act of 1933 (“Act”) or applicable state securities laws (“State Acts”) and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the Holder except upon the issuance to the Company of a favorable opinion of counsel or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts.
Warrant To Purchase                     Shares Of Common Stock
SurgiCare, Inc.
(a Delaware corporation)
12727 Kimberley Lane, Suite 200
Houston, Texas 77024
Not Transferable or Exercisable Except
upon Conditions Herein Specified
      SurgiCare, Inc., a Delaware corporation (“Company”), hereby certifies that                     , his registered successors and permitted assigns registered on the books of the Company maintained for such purposes, as the registered holder hereof (“Holder”), for value received, is entitled to purchase from the Company the number of fully paid and non-assessable shares of Common Stock of the Company, $.005 par value (“Shares” or “Common Stock”), stated above at the purchase price per Share set forth in Section 1(b) below (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided. This warrant (the “Warrant” or “Warrant Agreement”) is being issued pursuant the Private Placement Memorandum dated December 16, 2002 (“Memorandum”), to which the Company and Holder (or Holder’s predecessor in interest) are parties. .

1.	Exercise of Warrants.
      (a) Subject to subsection (b) of this Section 1, upon presentation and surrender of this Warrant Agreement, with the attached Purchase Form duly executed, at the principal office of the Company, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier’s check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased (or in the case of exercise pursuant to Section 1(c)(i) or (ii), as set forth in such sections), the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Agreement or Warrant Agreements of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.
      (b) This Warrant may be exercised at a price of $0.35 per share (the “Exercise Price”) on and after the date hereof and prior to the close of business on January 31, 2004.
      (c) The Warrant Price shall be payable at the time of exercise. The Warrant Price may be paid in cash, by certified check, cashier’s check, or by wire transfer.

2.	Exchange and Transfer of Warrant.
      At any time prior to the exercise hereof, upon presentation and surrender to the Company, this Warrant (a) may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, but (b) may not be sold, transferred, hypothecated, or assigned, in whole or in part, without the prior written consent of the Company.

3.	Rights and Obligations of Warrant Holder.
      (a) The Holder of this Warrant Agreement shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Agreement, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by his acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Agreement, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant Agreement, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Agreement is registered on the books of the Company maintained for such purposes as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.
      (b) No Holder of this Warrant Agreement shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Agreement be construed to confer upon any Holder of this Warrant Agreement any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificate for those Shares are to be issued as the record holder thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company’s common stock.

4.	Shares Underlying Warrants.
      The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefore, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp taxes, liens and charges with respect to the purchase thereof.

5.	Disposition of Warrants or Shares; Registration Right.
      (a) The Holder of this Warrant Agreement and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Agreement, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Act or State Acts and shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of an opinion of counsel favorable to the Company or its counsel or submission to the Company of such evidence as may be satisfactory to the Company or its counsel, in each such case, to the effect that any such transfer shall not be in violation of the Act or the State Acts. It shall be a condition to the transfer of this Warrant that any transferee of this Warrant deliver to the Company his written agreement to accept and be bound by all of the terms and conditions of this Warrant Agreement. The Holder acknowledges that the Company has granted registration rights as described in the Registration Rights Agreement that is part of the Memorandum.

      (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

“The securities represented by this certificate have not been registered under either the Securities Act of 1933 (“Act”) or the securities laws of any state (“State Acts”). Such securities shall not be sold, pledged, hypothecated, or otherwise transferred (whether or not for consideration) at any time whatsoever except upon registration or upon delivery to the Company of an opinion of its counsel satisfactory to the Company or its counsel that registration is not required for such transfer or the submission of such other evidence as may be satisfactory to the Company or its counsel to the effect that any such transfer shall not be in violation of the Act, State Acts or any rule or regulation promulgated there under.”
          6.   Adjustments.
      The number of Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:
      (a) If at any time after the date of this Warrant and so long as this Warrant is outstanding, there is a stock split, stock dividend, subdivision, or similar distribution with respect to the Common Stock, or a combination of the Common Stock, then, in such event, the Exercise Price shall be adjusted in accordance with (b) below.
      (b) Immediately upon the effective date of any event requiring adjustment pursuant to (a), the Company shall adjust the Exercise Price then in effect (to the nearest whole cent) as follows:

i) in the event such adjustment is caused by a forward stock split, stock dividend, subdivision, or other similar distribution of shares of Common Stock, the Exercise Price in effect, immediately prior to the effective date of such event shall be decreased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event;

ii) in the event such adjustment is caused by a combination of shares of Common Stock, the Exercise Price in effect immediately prior to the close of business on the effective date of such event shall be increased to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such event as the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock outstanding immediately after such event.
      (c) Upon each adjustment of the Exercise Price pursuant to (b) above, the Warrant outstanding prior to such adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by (i) multiplying the number of shares of Common Stock issuable upon exercise of the Warrant prior to adjustment of the number of shares of Common Stock by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the exercise price.
      (d) In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving Company but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for common stock or other securities of any other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a reorganization or reclassification of the equity of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, the Holder shall be entitled to receive (at the aggregate Exercise Price in effect for Common Stock issuable upon such exercise of this Warrant immediately prior to such consummation), in lieu of Common Stock issuable upon such exercise of this Warrant prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised this Warrant immediately prior thereto.

7.	Loss or Destruction.
      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Agreement, the Company will execute and deliver, in lieu thereof, a new Warrant Agreement of like tenor.

8.	Survival.
      The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Agreement.

9.	Notices.
      Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid (or similar delivery if outside of the United States), and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified on the cover page hereof, and if to the Holder, it will be addressed to the registered Holder at its, his or her address as it appears on the books of the Company.

SURGICARE, INC.

By:

Title:

HOLDER:

By:

PURCHASE FORM
(To be signed only upon exercise of Warrant)
To SurgiCare, Inc.:
      The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                     * shares of Common Stock of SurgiCare, Inc. and herewith makes payment of $                    therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.
Dated:

(Signature must conform in all respects to
name of holder as specified on the face of
the enclosed Warrant)

(Address)

(SSN#)

(*)	Insert here the number of shares called for on the face of the Warrant without making any adjustment for additional Common Stock or any other stock or other securities or property or cash, which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.

ANNEX C
FORM OF REGISTRATION RIGHTS AGREEMENT
      This Registration Rights Agreement (this “Agreement”), dated                    , 200                    , is by and between SurgiCare, Inc., a Delaware corporation (“Company”), and                     (the “Holder”).
W I T N E S S E T H:
      WHEREAS, the Holder has purchased Units, the number of which is set forth on page 5 of this Agreement (the “Units”), pursuant to the Private Placement Memorandum dated December 16, 2002 (the “Memorandum”); and
      WHEREAS, each Unit consists of two shares of common stock of the Company (the “Common Stock”) and a warrant to purchase one share of Common Stock (the “Warrant”) (the shares of Common Stock underlying the Warrant are referred to as the “Warrant Shares”) and the Company has issued shares of Common Stock and the Warrant to the Holder; and
      WHEREAS, in connection with the transaction by and between Company and the Holder, the Company has agreed to grant certain Registration Rights (hereinafter defined) to the Holder’s shares of Common Stock and the Warrant Shares (the Common Stock and Warrant Shares are collectively referred to as the “Registrable Securities”).
      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE ONE
Registration Rights Agreement
      Section 1.1     Registration Rights Available. The Company agrees to provide the Holder with the following registration rights with respect to the resale of the Registrable Securities and any other securities issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the “Securities”): unlimited rights to register on a “piggyback” basis in a firm commitment underwritten offering of Company securities, subject to the provisions of this Agreement.
      Section 1.2     Piggyback Registration. With respect to Holder’s right to piggyback on a firm commitment underwriting of the Company securities pursuant to Section 1.1, the parties agree as follows:
      (a) Pursuant to Section 1.1, the Company will (i) promptly give to the Holder written notice of any registration relating to a firm commitment public offering of the Company securities; and (ii) include in such registration (and related qualification under blue sky laws or other compliance, unless such expense or terms of such qualification is unreasonable in comparison to the number of securities to be registered in such jurisdiction, as determined in the sole discretion of the Company), and in the underwriting involved therein, all the Securities specified in Holder’s written request or requests, mailed in accordance with Section 3.8 herein within 30 days after the date of such written notice from the Company.
      (b) The right of Holder to registration pursuant to Section 1.1 shall be conditioned upon Holder’s participation in such underwriting, and the inclusion of the Securities in the underwriting shall be limited to the extent provided herein. The Holder and all other holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit some or all of the Securities that may be included in the registration and underwriting as follows: the number of Securities that may be included in the registration and underwriting by the Holder shall be determined by multiplying the number of shares of Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Securities requested to be included in such registration and underwriting by the Holder, and the denominator of which is the total number of Securities which all selling shareholders of the Company have requested to have included in such registration and underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw there from by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.
      Section 1.3     Registration Procedure. With respect to each Registration Right, the following provisions shall apply:
      (a) The Holder shall be obligated to furnish to the Company and the underwriters (if any) such information regarding the Securities and the proposed manner of distribution of the Securities as the Company and the underwriters (if any) may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters (if any) in connection with such registration, qualification or compliance.
      (b) With a view to making available the benefits of certain rules and regulations of the Commission, which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

(i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”);

(ii) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

(iii) So long as the Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.
      (c) The Company agrees that it will furnish to the Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.
      (d) All expenses (except for costs of any interim audit required by underwriters, any underwriting and selling discounts and commissions and legal fees for Holder’s attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

      (e) In connection with the preparation and filing of a registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holder, its counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.
ARTICLE TWO
Indemnification
      Section 2.1     Indemnification by the Company. In the event of any registration of the Securities of the Company under the Securities Act, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys’ fees (collectively, “Claims”), to which the Holder or underwriter may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder’s Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder’s and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder’s specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder’s or any such underwriter and shall survive the transfer of the Securities by the Holder.
      Section 2.2     Indemnification by the Holder. The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Registrable Securities sold by such Holder in the offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by the Holder.

      Section 2.3     Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.
ARTICLE THREE
Miscellaneous
      Section 3.1     Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and Holders owning greater than 51% of the Common Stock sold pursuant to the Memorandum and shall be effective only to the extent specifically set forth in such writing.
      Section 3.2     Term of the Agreement. This Agreement shall terminate with respect to the Holder on the earlier to occur of (i) all of the Securities having been registered as provided in Article One or (ii) December 31, 2004.
      Section 3.3     Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.
      Section 3.4     Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
      Section 3.5     Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to the Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.
      Section 3.6     Remedies Cumulative. All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alterative.
      Section 3.7     Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.
      Section 3.8     Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

If to the Company, to:

SurgiCare, Inc.
12727 Kimberly Lane, Suite 200
Houston, Texas 77024

If to Holder, to:

      Section 3.9     Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state.
      Section 3.10     Final Agreement. This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.
      Section 3.11     Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.
      The parties hereto have executed this Agreement as of the date first set forth above.

COMPANY:

SurgiCare, Inc.

By:

Name:

Title:

HOLDER:

By:

Name:

Title:

UNITS PURCHASED:

COMMON STOCK:

WARRANT SHARES:

ORION HEALTHCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 31, 2005

     The undersigned hereby appoints Terrence L. Bauer, Keith G. LeBlanc and Stephen H. Murdock, and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Class A common stock, Class B common stock and Class C common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”), to be held on Tuesday, May 31, 2005, at 1:00 p.m. Eastern Time, at Suite 1600, Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, or at any and all adjournments or postponements thereof, in the following manner:

FOR ALL
NOMINEES
	(EXCEPT AS	WITHHOLD FOR
	MARKED BELOW)	ALL NOMINEES
Proposal I — The election as director of the nominees listed below with terms expiring in 2006:

Terrence L. Bauer
Keith G. LeBlanc
Paul H. Cascio
Michael J. Finn
David Crane
Gerald M. McIntosh
Joseph M. Valley, Jr.

     Instructions: To withhold your vote for a nominee, write the nominee’s or nominees’ name(s) on the line provided below.

	FOR	AGAINST	ABSTAIN
Proposal II – Ratification and approval of March 2003 Private Placement

	FOR	AGAINST	ABSTAIN
Proposal III – Ratification and approval of Issuance of Shares as Compensation

	FOR	AGAINST	ABSTAIN
Proposal IV –Ratification of the Appointment of UHY Mann Frankfort Stein & Lipp CPAs, L.L.P.

In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

     The board of directors recommends a vote “FOR” each of the above listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. Such subsequently dated proxy must be received by the Secretary of the Company prior to the date of the Annual Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 17, 2005 and the Company’s 2004 Annual Report to Stockholders.

Dated: ______________________, 2005

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________
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